Y
                                 JUNE 18, 1998
                       SUPPLEMENT NO. 3 TO PROSPECTUS FOR
                     BOSTON CAPITAL TAX CREDIT FUND IV L.P.
                                     DATED
                                  MAY 1, 1998

                   (SUPPLEMENT OFFERING BCTC IV SERIES 33 AND
                  IDENTIFYING CERTAIN ANTICIPATED INVESTMENTS)
--------------------------------------------------------------------------------
     This Supplement is part of, and should be read in conjunction with, the Prospectus of the Fund. Capitalized terms used herein but not defined have the meanings ascribed to them in the Prospectus. This Supplement No. 3 supersedes all previous supplements to the Prospectus.

  Results of BCTC IV Series 32
     The Fund received orders for a total of 4,502,700 BACs ($45,027,000) with respect to Series 32, and issued the last of such Series 32 BACs on June 17, 1998. The aggregate fees paid as of June 17, 1998 to the General Partner and Affiliates with respect to Series 32 were $5,290,672. No additional BACs will be offered with respect to Series 32. The Fund has issued a total of 42,877,209 BACs, raised $428,607,500 and admitted 24,763 Investors with respect to Series 20 through 32 and may still sell up to $196,392,500 to the public if all the BACs in Series 33 are sold. (See "Prior Performance of the General Partner and its Affiliates" in the Prospectus for information about Series 20 through 31.)

  Offering of BCTC IV Series 33
     The Fund is offering, effective June 18, 1998, the fourteenth series of BACs ("Series 33") consisting of 2,500,000 BACs, with a minimum required investment of five hundred BACs at $10 per BAC ($5,000) per Investor, on the terms and conditions as are set forth in the Prospectus. No BACs in Series 33 will be issued unless at least 250,000 BACs in such series are sold. In the event that only the minimum number of 250,000 BACs are sold in Series 33, a significant portion of the Apartment Complexes identified herein will not be invested in. In addition, of each dollar raised by Series 33, approximately 72% to 73% will be used for investments in Apartment Complexes, and about one-half of the balance will be used to pay fees and expenses to the General Partner or its Affiliates. (See "Estimated Use of Proceeds," and "Compensation and Fees" in the Prospectus.) The offering of BACs in Series 33 will not exceed 12 months.

     THE PURCHASE OF BACS IN SERIES 33 WILL NOT ENTITLE THE INVESTOR TO ANY INTEREST IN ANY OTHER SERIES OF THE FUND NOR ANY INTEREST IN BOSTON CAPITAL TAX CREDIT FUND LIMITED PARTNERSHIP, OR BOSTON CAPITAL TAX CREDIT FUND II LIMITED PARTNERSHIP, OR BOSTON CAPITAL TAX CREDIT FUND III L.P.

     The Fund anticipates acquiring, on behalf of Series 33, limited partnership interests in the twelve (12) Operating Partnerships more fully described hereinafter (the "Operating Partnerships") pursuant to the provisions of "Investment Objectives and Acquisition Policies," as set forth in the Prospectus. The Operating General Partners (or affiliates thereof) with respect to certain of the Operating Partnerships described below are general partners of other operating partnerships which have been invested in by the Fund on behalf of other series and/or other partnerships affiliated with the General Partner. (See "Conflicts of Interest" in the Prospectus). A significant portion of the funds invested by the Fund in each Operating Partnership will be used to pay fees and expenses to the Operating General Partners. (See the table entitled "Terms of Investment in Operating Partnerships" in this Supplement.)

     The Fund will endeavor to invest in Operating Partnerships with a goal of generating tax credits for allocation to Investors, upon completion and occupancy of all Apartment Complexes, averaging approximately $1.00 to $1.20 per BAC annually in Series 33, which would be the equivalent of an approximate 10%--12% annual Tax Credit as a percentage of capital invested, for the ten year credit period applicable to each Apartment Complex in which Series 33 invests. (See "Investment Objectives and Acquisition Policies" in the Prospectus.) This assumes: (a) the applicability of current tax laws and regulations and current interpretations of such laws and regulations by the courts; (b) each of such Apartment Complexes is occupied with qualifying individuals throughout the 15-year Federal Housing Tax Credit compliance period; and (c) BAC Holders are unable to use any passive tax losses generated by the Fund. These investment objectives do not represent yield or return on investment.

     Assuming: none of the Apartment Complexes invested in by a Series has any value at the end of the 15-year Federal Housing Tax Credit compliance period applicable to the investments of a Series and at such time if an Investor uses the suspended passive losses equal to the unreturned Capital Contribution, the equivalent tax-free internal rate of return would be approximately 4%-6% (approximately 4.7%-9.9% taxable internal rate of return) for Investors with taxable income which is taxed at that time in the 15%-39.6% tax brackets, respectively. (See "Federal Income Tax Matters--Passive Loss and Tax Credit Limitations" for a discussion of offsetting an Investor's loss of Capital Contribution against active income.) If the Apartment Complexes appreciate in value, such increased value can be recognized through sales of Operating Partnership Interests or the sale or refinancing of Apartment Complexes (even though the restrictions and compliance requirements of the Federal Housing Tax Credit program will continue to apply to such Apartment Complexes at that time), and Investors receive distributions from such sales, the equivalent tax-free internal rate of return will be greater.

     The selection of a 10%-12% annual Tax Credit as a percentage of capital invested, as an investment objective, has been made by the Fund after consulting with the Dealer-Manager regarding tax-free returns currently available to investors in other similar tax credit investments. Pursuant to the rules for the allocation of Federal Housing Tax Credits, the Fund's investment goal is for the following annual tax-free amounts (for each $10,000 investment in Series 33):
$100-$200 in 1998, $400-$600 in 1999; $1,000-$1,200 in 2000-2008 and $400-$600
in 2009. This statement of Tax Credit investment goal does not represent a forecast of anticipated Tax Credits to be obtained nor does it represent a yield or return on investment. Rather it represents an investment goal of the Fund under the rules for allocation of Tax Credits for the credit period applicable to the Fund's anticipated Series 33 investments. As there is no assurance that the value of the Fund's assets will equal such amount or that such distributions will be made, there is no assurance that any particular tax-free internal rate of return will be achieved. (See "Tax Credit Programs--The Federal Housing Tax Credit", commencing at page 64 of the Prospectus, for a discussion of the allocation of Federal Housing Tax Credits during the applicable credit period.)

     The Fund's investment in Operating Partnerships on behalf of Series 33 will be consistent with the provisions of the Prospectus relating to the investment in Operating Partnerships. (See, particularly, "Investment Objectives and Acquisition Policies," "Investment in Operating Partnerships," and "Sharing Arrangements: Profits, Credits, Losses, Net Cash Flow and Residuals.")

     THE POTENTIAL OPERATING PARTNERSHIP INTERESTS IDENTIFIED BELOW RELATE ONLY TO BCTC IV--SERIES 33.

     While the General Partner believes that the Fund, on behalf of Series 33, is reasonably likely to acquire interests in the Operating Partnerships which are developing or will develop, as applicable, the Apartment Complexes described hereinafter, the Fund may not be able to do so as a result of additional information or changes in circumstances. Before any such acquisition is made, the General Partner will continue and complete its due diligence review as to the applicable Operating Partnership and the related Apartment Complex. This process will include the review and analysis of information concerning, among other matters, market competition and environmental factors; if any significant adverse information is obtained by the General Partner, either action will be taken to mitigate the adverse factor(s), or the acquisition will not be made. If such interests are acquired, the terms may differ materially from those described below. Accordingly, Investors should not rely on the ability of the Fund to invest in these Apartment Complexes or under the described investment terms in deciding whether to invest in the Fund. If the entire $25 million is raised for Series 33, the anticipated acquisition of the Operating Partnership Interests, described hereinafter, will represent approximately 95% of the total money which the Fund currently expects to spend on behalf of Series 33.

  Management's Discussion and Analysis of Financial Condition and Results of Operations
     Since Series 33 is currently in the offering phase, it has no material assets or any operating history. The twelve (12) Operating Partnerships in which Interests are currently expected to be acquired, and the respective Operating General Partners, are as follows:


     Partnership                              General Partner(s)
     -----------                              ------------------
   1.   Bradford Square L.P.                  Sam Nicholson
        (the "Bradford Square Partnership")   Nancy Nicholson

   2.   Carriage Pointe L.P.                  Matzel & Mumford
        (the "Carriage Pointe Partnership")

   3.   Forest Park L. P.                     Jim Howell
        (the "Forest Park Partnership")

   4.   Fox Ridge L.P.                        National Housing Corporation
        (the "Fox Ridge Partnership")

   5.   Giverny Gardens L.P.                  John E. Delaney
        (the "Giverny Gardens Partnership")   Robert D. Hatfield

   6.   Kiest Townhouses L.P.                 Luxar Development Corporation
        (the "Kiest Partnership")

   7.   Lake Allie L.P.                       Ambling Development Company
        (the "Lake Allie Partnership")

   8.   Owatonna Townhomes L.P.               MetroPlains Development
        (the "Owatonna Partnership")

   9.   Prairie Ridge L.P.                    Southern Missouri Management
        (the "Prairie Ridge Partnership")

  10.   River Chase Partnership               Providence Group
        (the "River Chase Partnership")

  11.   Sayreville Senior Housing L.P.        Sayreville Seniors Housing
        (the "Sayreville Partnership")        Corporation

  12.   Woodhaven L.P.                        Woodhaven Partners
        (the "Woodhaven Partnership")

     Permanent Mortgage Loan financing for the Apartment Complexes described herein is being or will be provided from a variety of sources, as described below. Certain of the Apartment Complexes, as described below, have not yet begun construction. Delays in construction could occur with respect to Apartment Complexes currently under construction or as to which construction has not yet commenced, which could result in delay or reduction in achieving Tax Credits. (See "Risk Factors--Tax Risks Associated with the Fund's Investments" in the Prospectus.) The General Partner believes that each of the Apartment Complexes has or will have adequate property insurance. The tables included in this Supplement describe in greater detail information concerning the Apartment Complexes and the anticipated terms of investment in each Operating Partnership.

     The Priority Return Base for Series 33 is $1.10 per BAC (11%). (See "Glossary" at page 162 of the Prospectus for the definition of the term "Priority Return Base.") Investors should note that the "Priority Return Base" is the level of return that must be provided to Investors before the General Partner may receive a 5% share in the proceeds from the sale or refinancing of Apartment Complexes or Operating Partnership Interests. (See "Liquidation Phase" at page 49 of the Prospectus.) In establishing the Priority Return Base, the General Partner is not representing that the Fund is expected to provide this level of return to Investors. The General Partner will receive fees and compensation for services prior to BAC Holders receiving the Priority Return.

                 INFORMATION CONCERNING THE APARTMENT COMPLEXES

                                                         Basic
                           Location of      Number    Monthly(1)
     Partnership Name        Property      of Units      Rents
     ------------------ ----------------- ---------- ------------
1.   Bradford           Jefferson City,      50        $349-
     Square             Tennessee                      $431 2BR
     Partnership

2.   Carriage           Old Bridge,          18        $602 1BR
     Pointe             New Jersey                     $566-
     Partnership                                       $779 2BR

3.   Forest Park        Stonewall,           40        $217 1BR
     Partnership        Louisiana                      $259-
                                                       $296 2BR
                                                       $407 4BR

4.   Fox Ridge          Durham,              92        $477-
     Partnership        North Carolina                 $583 2BR
                                                       $648 3BR

5.   Giverny            Paris,               36        $425-
     Gardens            Kentucky                       $495 2BR
     Partnership                                       $485-
                                                       $525 3BR

6.   Kiest              Dallas,             130        $483-
     Partnership        Texas                          $505 2BR
                                                       $559-
                                                       $605 3BR
                                                       $618-
                                                       $705 4BR



                 INFORMATION CONCERNING THE APARTMENT COMPLEXES

          Government           Permanent       Mortgage    Annual                      Annual
          Assistance            Mortgage       Interest   Reserve     Management     Management
          Anticipated           Loan(3)          Rate      Amount       Agent            Fee
     -------------------- ------------------- ---------- --------- --------------- --------------
1.   Federal Housing        First Virginia        8%      $10,000   Nicholson       6% of net
       Tax Credits             Mortgage                             Management      rental income
                               Company
                              $1,168,000
                                 (3)

2.   Federal Housing        Amboy National      9.125%     $3,600   Matzel &        6% of net
       Tax Credits              Bank                                Mumford Real    rental income
                             $627,000(a)          8%                Estate
                              Matzel &
                              Mumford
                            $490,000(b)
                                (4)

3.   HOME Investment           Hibernia            8%      $8,000  TF Management   6% of net
      Partnerships           National Bank                         Inc.            rental income
       Program(b)             $176,000(a)          4%
          (5)                 Louisiana
                               Housing
                               Finance
                              Authority
                             $400,000(b)
                                 (5)

4.   Federal Housing        Tate Terrace           9%     $18,400  Proctor Group   5% of net
       Tax Credits           Realty Inc.                                           rental income
                             $2,148,360
                                (6)

5.   U.S. Housing and       First Colony           8%      $7,200  Canaan          6% of net
          Urban               Capital                              Community       rental income
       Development          $1,091,000                             Development
    Department 221d4            (7)                                Corp.
     Interest Rate
    Subsidy Program
          (7)

6.   Federal Housing       Arbor National          9%     $26,000  Affordable      6% of net
       Tax Credits            Mortgage                             Housing         rental income
                            Company LLC                            Partnership
                            $3,240,000
                                (8)

          INFORMATION CONCERNING THE APARTMENT COMPLEXES--(Continued)

                                                      Basic
                          Location of    Number    Monthly(1)
      Partnership Name      Property    of Units      Rents
      ------------------ ------------- ---------- ------------
 7.   Lake Allie         Blakely,          32       $235 1BR
      Partnership        Georgia                    $254 2BR

 8.   Owatonna           Owatonna,         24       $461-
      Partnership        Minnesota                  $650 3BR

 9.   Prairie Ridge      Licking,          12       $350 3BR
      Partnership        Missouri

10.   River Chase        Vicksburg,        24       $220 1BR
      Partnership        Mississippi                $265 2BR

11.   Sayreville         Sayreville,      100       $525 1BR
      Partnership        New Jersey

12.   Woodhaven          South             80       $455-
      Partnership        Brunswick,                 $568 1BR
                         New Jersey                 $638-
                                                    $751 2BR



          INFORMATION CONCERNING THE APARTMENT COMPLEXES--(Continued)

           Government            Permanent       Mortgage    Annual                        Annual
           Assistance            Mortgage        Interest   Reserve      Management      Management
           Anticipated            Loan(3)          Rate     Amount         Agent            Fee
      -------------------- -------------------- ---------- --------- ----------------- --------------
 7.     HOME Investment           Georgia           4%       $6,400     Ambling         6% of net
         Partnerships           Housing and                             Management      rental income
           Program                Finance
             (9)                 Authority
                                $1,024,000
                                   (9)

 8.     HOME Investment          Zapp Bank          9%       $4,800     MetroPlains       6% of net
         Partnerships           $412,000(a)                             Management        rental income
          Program(b)             Minnesota          0%
        Tax Increment             Housing
          Financing               Finance
           Program                Agency
            (10)                $450,000(b)
                                  City of           0%
                               Owatonna, MN
                                 $82,000
                                   (10)

 9.   Federal Housing         Great Southern        9%       $3,000     Kodiak            6% of net
        Tax Credits                Bank                                 Resources, Inc.   rental income
                                $350,000
                                  (11)

10.   Federal Housing            Deposit            9%       $4,800     Park              6% of net
        Tax Credits             Guaranty                                Management        rental income
                              National Bank
                                $540,000
                                  (12)

11.   Federal Housing        Amboy National         7%      $20,000     Sayreville        6% of net
        Tax Credits               Bank                                  Housing           rental income
                              $3,491,000(a)         8%                  Authority
                                Gillette
                               Enterprises
                               $640,000(b)
                                  (13)
12.   Federal Housing         Amboy National       8.5%     $20,000     Eastern           6% of net
        Tax Credits                Bank                                 Properties        rental income
                               $3,366,000
                                  (14)

 (1) Exclusive of utilities, unless indicated otherwise.
 (2) Except as and to the extent noted in the following footnote, the terms of all permanent mortgage loans, described in the following footnotes, which have a term to maturity which is shorter than the term employed for the amortization schedule provide or are expected to provide that the entire outstanding balance of principal of and interest on such permanent mortgage loan shall be due and payable in full at the maturity of such mortgage loan.
 (3) The terms of the Bradford Square Partnership's anticipated permanent first mortgage loan in the amount of $1,168,000 are expected to include a term of 30 years, an interest rate of 8% and payments of principal and interest on the basis of a 30-year amortization schedule.

 (4) (a) The terms of the Carriage Pointe Partnership's anticipated permanent first mortgage loan in the amount of $627,000 are expected to include a term of 15 years, an interest rate of 9.125% and payments of principal and interest on the basis of a 15-year amortization schedule.
     (b) The terms of the Carriage Pointe Partnership's anticipated permanent second mortgage loan in the amount of $490,000 are expected to include a term of 15 years, an interest rate of 8% and payments of principal and interest on the basis of a 15-year amortization schedule.
 (5) (a) The terms of the Forest Park Partnership's anticipated permanent first mortgage loan in the amount of $176,000 are expected to include a term of 30 years, an interest rate of 8% and payments of principal and interest on the basis of a 30-year amortization schedule.
     (b) The terms of the Forest Park Partnership's anticipated permanent second mortgage loan in the amount of $400,000 are expected to include a term of 30 years, an interest rate of 4% and payments of principal and interest on the basis of a 30-year amortization schedule, provided, however, that the terms of the permanent second mortgage loan will provide for the deferral and accrual of payments of principal and interest based on available cash flow, and for the payment of the entire outstanding balance of principal and interest at the end of the 30-year term.
 (6) The terms of the Fox Ridge Partnership's anticipated permanent first mortgage loan in the amount of $2,148,360 are expected to include a term of 25 years, an interest rate of 9% and payments of principal and interest on the basis of a 25-year amortization schedule.
 (7) The terms of the Giverny Gardens Partnership's anticipated permanent first mortgage loan in the amount of $1,091,000 are expected to include a term of 30 years, an interest rate of 8% and payments of principal and interest on the basis of a 30-year amortization schedule.
 (8) The terms of the Kiest Partnership's anticipated permanent first mortgage loan in the amount of $3,240,000 are expected to include a term of 30 years, an interest rate of 9% and payments of principal and interest on the basis of a 30-year amortization schedule.
 (9) The terms of the Lake Allie Partnership's anticipated permanent first mortgage loan in the amount of $1,024,000 are expected to include a term of 30 years, an interest rate of 4% and payments of principal and interest on the basis of a 30-year amortization schedule.
(10) (a) The terms of the Owatonna Partnership's anticipated permanent first mortgage loan in the amount of $412,000 are expected to include a term of 30 years, an interest rate of 9% and payments of principal and interest on the basis of a 30-year amortization schedule.
     (b) The terms of the Owatonna Partnership's anticipated permanent second mortgage loan in the amount of $450,000 are expected to include a term of 30 years, an interest rate of 0% and payment of principal on the basis of a 30-year amortization schedule, provided, however, that the terms of the permanent second mortgage loan will provide for the deferral and accrual of payment of principal based on available cash flow, and for the payment of the entire outstanding balance of principal at the end of the 30-year term.
(11) The terms of the Prairie Ridge Partnership's anticipated permanent first mortgage loan in the amount of $350,000 are expected to include a term of 30 years, an interest rate of 9% and payments of principal and interest on the basis of a 30-year amortization schedule.
(12) The terms of the River Chase Partnership's anticipated permanent first mortgage loan in the amount of $540,000 are expected to include a term of 30 years, an interest rate of 9% and payments of principal and interest on the basis of a 30-year amortization schedule.
(13) (a) The terms of the Sayreville Partnership's anticipated permanent first mortgage loan in the amount of $3,491,000 are expected to include a term of 28 years, an interest rate of 7% and payments of principal and interest on the basis of a 28-year amortization schedule.
     (b) The terms of the Sayreville Partnership's anticipated permanent second mortgage loan in the amount of $640,000 are expected to include a term of 8 years, an interest rate of 8% and payments of principal and interest on the basis of a 8-year amortization schedule.
(14) The terms of the Woodhaven Partnership's anticipated permanent first mortgage loan in the amount of $3,366,000 are expected to include a term of 5 years, an interest rate of 8.5% and payments of principal and interest on the basis of a 30-year amortization schedule.

                 TERMS OF INVESTMENT IN OPERATING PARTNERSHIPS

                                            Ownership
                                           Interest (%)
                                            Profits,
                                             Losses,       Operating
                              BCTC IV      Credit/Net       General
          Partnership         Capital         Cash          Partner
              Name         Contribution   Flow/Backend   Contribution
      ------------------- -------------- -------------- --------------
1.    Bradford              $1,473,080      99/30/50         $100
      Square
      Partnership

2.    Carriage                $503,797      50/25/25         $100
      Pointe Partnership

3.    Forest Park           $1,476,800      99/50/50         $100
      Partnership

4.    Fox Ridge             $3,741,000     100/10/20         $100
      Partnership

5.    Giverny                 $834,881     100/20/20         $100
      Gardens
      Partnership

6.    Kiest                 $3,947,107      50/15/15         $100
      Partnership

7.    Lake Allie              $315,151      99/20/50         $100
      Partnership

8.    Owatonna              $1,249,100      99/20/20         $100
      Partnership

9.    Prairie Ridge           $590,512      99/10/20         $100
      Partnership

10.   River Chase           $1,046,026      99/50/50         $100
      Partnership

11.   Sayreville            $1,486,484      50/25/25         $100
      Partnership

12.   Woodhaven             $1,195,261      50/25/25         $100
      Partnership



                 TERMS OF INVESTMENT IN OPERATING PARTNERSHIPS

                                          Fund's
                                       Approximate
                                         Average      Development       Annual
                                          Annual       Fee/Other      Partnership       Asset
         Operating       Operating     Anticipated   Distributions    Management     Management
          Deficit      Partnership's     Federal      to Operating      Fee to      Fee to Boston
         Guarantee      Credit Base       Credit           GP        Operating GP      Capital
      --------------- --------------- ------------- --------------- -------------- --------------
 1.     Unlimited        $2,490,000      $210,440        $117,000        $3,000         $3,000
        in time
       and amount

2.        None           $1,653,000       $68,938        $274,777             0              0

3.     Unlimited         $1,914,000      $208,000        $150,000        $1,000         $1,000
        in time
       and amount

4.      $235,000         $6,166,300      $519,583        $516,000       $32,000         $8,000
         in the
       aggregate

5.      $90,000          $1,369,000      $116,767        $180,000        $3,000         $3,000
        in the
       aggregate
      for 3 years

6.     Unlimited        $13,260,000      $548,209      $1,272,000       $13,000        $13,000
        in time
       and amount

7.      $300,000         $1,222,650       $43,771        $144,000        $2,000         $2,000
         in the
       aggregate
      for 3 years

8.     Unlimited         $1,987,000      $173,486        $281,700        $2,400         $2,400
       in amount
      for 5 years

9.      $35,000            $990,000       $82,016        $111,000        $3,000         $1,200
        in the
       aggregate
      for 3 years

10.    Unlimited         $1,738,500      $145,337        $100,000        $5,000         $5,000
       in amount
      for 5 years

11.      None            $5,532,000      $232,463        $524,772             0              0

12.      None            $5,263,000      $233,350        $388,000             0              0

THE BRADFORD SQUARE PARTNERSHIP
(Bradford Square Apartments)

   Bradford Square Apartments is a 50-unit apartment complex for senior citizens which is to be constructed on North Highway 92 at Oak Hills Way in Jefferson City, Tennessee. Bradford Square Apartments will consist of 50 two-bedroom units contained in 11 buildings. The complex will offer a function room and central laundry facilities.

       Individual units will contain a refrigerator, range, dishwasher, disposal, air conditioning and a patio or porch.

       Construction of Bradford Square Apartments is anticipated to begin in August, 1998. The Operating General Partners anticipate that construction completion and occupancy will occur as follows:

  Number                           Number
 of Units        Completion       of Units         Rent-Up
----------   -----------------   ----------   ----------------
    10       June, 1999              6        July, 1999
    10       July, 1999              6        August, 1999
    10       August, 1999            6        September, 1999
    10       September, 1999         8        October, 1999
    10       October, 1999           8        November, 1999
                                     8        December, 1999
                                     8        January, 2000

THE CARRIAGE POINTE PARTNERSHIP
(Carriage Pointe Apartments)

       Carriage Pointe Apartments is an 18-unit apartment complex for families and senior citizens which has been constructed on County Route 516 between High Pointe Way and Bennett Road in Old Bridge, New Jersey. Carriage Pointe Apartments consists of 6 one-bedroom units and 12 two-bedroom units contained in 2 buildings. The complex offers central laundry facilities.

       Individual units contain a refrigerator, range, dishwasher, disposal, air conditioning, cable television hook-up, an and a patio or porch.

       Construction of Carriage Pointe Apartments is complete and 100% occupied.

THE FOREST PARK PARTNERSHIP
(Forest Park Apartments)

       Forest Park Apartments is a 40-unit apartment complex for families which is to be constructed on Preston Road and Highway 171 in Stonewall, Louisiana. Forest Park Apartments will consist of 12 one-bedroom units, 22 two-bedroom units and 6 four-bedroom units contained in 12 buildings. The complex will offer central laundry facilities.

       Individual units will contain a refrigerator, range, kitchen exhaust fan, air conditioning and a patio or porch.

       Construction of Forest Park Apartments is anticipated to begin in September, 1998. The Operating General Partner anticipates that construction completion and occupancy will occur as follows:

  Number                       Number
 of Units      Completion     of Units       Rent-Up
----------   -------------   ----------   -------------
    10       March, 1999         8        April, 1999
    10       April, 1999         8        May, 1999
    10       May, 1999           8        June, 1999
    10       June, 1999          8        July, 1999
                                 8        August, 1999

THE FOX RIDGE PARTNERSHIP
(Fox Ridge Apartments)

       Fox Ridge Apartments is a 92-unit apartment complex for families which is to be constructed near the corner of Page Road and the Page Road Extension in Durham, North Carolina. Fox Ridge Apartments will consist of 56 two-bedroom units and 36 three-bedroom units contained in 8 buildings. The complex will offer a clubroom, pool, playground and central laundry facilities.

       Individual units will contain a refrigerator, range, kitchen exhaust fan, dishwasher, air conditioning, cable television hook-up and a patio or porch.

       Construction of Fox Ridge Apartments is anticipated to begin in July, 1998. The Operating General Partner anticipates that construction completion and occupancy will occur as follows:

  Number                          Number
 of Units       Completion       of Units         Rent-Up
----------   ----------------   ----------   ----------------
    15       May, 1999             11        June, 1999
    15       June, 1999            11        July, 1999
    15       July, 1999            11        August, 1999
    15       August, 1999          11        September, 1999
    16       September, 199        12        October, 1999
    16       October, 1999         12        November, 1999
                                   12        December, 1999
                                   12        January, 2000

THE GIVERNY GARDENS PARTNERSHIP
(Giverny Gardens Apartments)

       Giverny Gardens Apartments is a 36-unit apartment complex for families which is to be constructed on Bethlehem Road (Kentucky Route 1939) in Paris, Kentucky. Giverny Gardens Apartments will consist of 28 two-bedroom units and 8 three-bedroom units contained in 5 buildings. The complex will offer a function room, playground and central laundry facilities.

       Individual units will contain a refrigerator, range, dishwasher, disposal, air conditioning, ceiling fans and a patio or porch.

       Construction of Giverny Gardens Apartments is anticipated to begin in August, 1998. The Operating General Partners anticipate that construction completion and occupancy will occur as follows:

  Number                           Number
 of Units        Completion       of Units         Rent-Up
----------   -----------------   ----------   ----------------
     9       June, 1999              9        July, 1999
     9       July, 1999              9        August, 1999
     9       August, 1999            9        September, 1999
     9       September, 1999         9        October, 1999

THE KIEST PARTNERSHIP
(Kiest Townhomes)

       Kiest Townhomes is a 130-unit apartment complex for families which is to be constructed on Kiest Boulevard at Cockrell Hill Road in Dallas, Texas. Kiest Townhomes will consist of 59 two-bedroom units, 59 three-bedroom units and 12 four-bedroom units contained in 16 buildings. The complex will offer a function room, pool, playground, basketball court and central laundry facilities.

       Individual units will contain a refrigerator, range with hood, dishwasher, disposal, air conditioning, ceiling fan, bathroom exhaust fan and a patio or porch.

       Construction of Kiest Townhomes is anticipated to begin in July, 1998. The Operating General Partner anticipates that construction completion and occupancy will occur as follows:

  Number                          Number
 of Units       Completion       of Units        Rent-Up
----------   ----------------   ----------   ---------------
    32       November, 1998        16        January, 1999
    32       December, 1998        16        February, 1999
    33       January, 1999         16        March, 1999
    33       February, 1999        16        April, 1999
                                   16        May, 1999
                                   16        June, 1999
                                   17        July, 1999
                                   17        August, 1999

THE LAKE ALLIE PARTNERSHIP
(Lake Allie Apartments)

       Lake Allie Apartments is a 32-unit apartment complex for families which is to be constructed in Blakely, Georgia. Lake Allie Apartments will consist of 20 one-bedroom units and 12 two-bedroom units contained in 6 buildings. The complex will offer central laundry facilities.

       Individual units will contain a refrigerator, range, dishwasher and a patio or porch.

       Construction of Lake Allie Apartments is anticipated to begin in January, 1999. The Operating General Partner anticipates that construction completion and occupancy will occur as follows:

  Number                        Number
 of Units      Completion      of Units         Rent-Up
----------   --------------   ----------   ----------------
    16       July, 1999           8        August, 1999
    16       August, 1999         8        September, 1999
                                  8        October, 1999
                                  8        November, 1999

THE OWATONNA PARTNERSHIP
(Willow Run Townhomes)

       Willow Run Townhomes is a 24-unit townhome development for families which is to be constructed in Owatonna, Minnesota. Willow Run Townhomes will consist of 24 three-bedroom units contained in 24 buildings.

       Individual units will contain a refrigerator, range, dishwasher, disposal, air conditioning and a patio or porch.

       Construction of Willow Run Townhomes is anticipated to begin in September, 1998. The Operating General Partner anticipates that construction completion and occupancy will occur as follows:

  Number                      Number
 of Units     Completion     of Units         Rent-Up
----------   ------------   ----------   ----------------
     8       May, 1999          6        June, 1999
     8       June, 1999         6        July, 1999
     8       July, 1999         6        August, 1999
                                6        September, 1999

THE PRAIRIE RIDGE PARTNERSHIP
(Prairie Ridge Apartments)

       Prairie Ridge Apartments is a 12-unit single family home development for families which is to be constructed on Old Ridge Road at Dorsey Street in Licking, Missouri. Prairie Ridge Apartments will consist of 12 three-bedroom units contained in 12 buildings.

       Individual units will contain a refrigerator, range, dishwasher, disposal, air conditioning, kitchen exhaust fan, ceiling fan and a patio or porch.

       Construction of Prairie Ridge Apartments is anticipated to begin in July, 1998. The Operating General Partner anticipates that construction completion and occupancy will occur as follows:

  Number                      Number
 of Units     Completion     of Units      Rent-Up
----------   ------------   ----------   -----------
    12       May, 1999          6        June, 1999
                                6        July, 1999

THE RIVER CHASE PARTNERSHIP
(River Chase Apartments)

       River Chase Apartments is a 24-unit apartment complex for families which is to be constructed in Vicksburg, Mississippi. River Chase Apartments will consist of 12 one-bedroom units and 12 two-bedroom units contained in 8 buildings. The complex will offer central laundry facilities.

       Individual units will contain a refrigerator, range, dishwasher and a patio or porch.

       Construction of River Chase Apartments is anticipated to begin in July, 1998. The Operating General Partner anticipates that construction completion and occupancy will occur as follows:

  Number                      Number
 of Units     Completion     of Units         Rent-Up
----------   ------------   ----------   ----------------
    12       June, 1999         6        July, 1999
    12       July, 1999         6        August, 1999
                                6        September, 1999
                                6        October, 1999

THE SAYREVILLE PARTNERSHIP
(Gillette Manor Apartments)

       Gillette Manor Apartments is a 100-unit apartment complex for senior citizens which has been constructed on Washington Road at Hilltop Avenue in Sayreville, New Jersey. Gillette Manor Apartments consists of 100 one-bedroom units contained in 1 building. The complex offers a meeting room and central laundry facilities.

       Individual units contain a refrigerator, range, air conditioning, cable television hook-up and an emergency call system.

       Construction of Gillette Manor Apartments is complete and 100% occupied.


THE WOODHAVEN PARTNERSHIP
(Woodhaven Apartments)

       Woodhaven Apartments is an 80-unit apartment complex for families and senior citizens which has been constructed on Route 27 in South Brunswick, New Jersey. Woodhaven Apartments consists of 40 one-bedroom units and 40 two-bedroom units contained in 13 buildings. The complex offers a clubhouse with meeting room and central laundry facilities.

       Individual units contain a refrigerator, range, dishwasher, disposal, air conditioning and a patio or porch.

       Construction of Woodhaven Apartments is complete and 100% occupied.

The Fund is now offering BACs in Series 33. The previous series are each distinct and investors in Series 33 will have no rights or interests in any previous series. Prospective investors should note that disclosure respecting Series 33 is included in the Prospectus, to which this sticker supplement is appended, and the Supplement which follows this Prospectus.


The Supplement which follows the Prospectus includes the following items:


o information about the Apartment Complexes which Series 33 anticipates investing in


o other important information which modifies or supplements the information included in the Prospectus